Note 16 - Inventories, net - Components of Inventories (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Note 16 - Inventories, net
Finished goods	$ 1,401,754	$ 1,592,706
Goods in process	1,068,956	936,555
Raw materials	569,837	606,977
Supplies	648,443	542,636
Goods in transit	441,217	530,721
Inventories, Gross	4,130,207	4,209,595
Allowance for obsolescence, see note 25 (i)	(209,110)	(222,666)
Total current inventories	$ 3,921,097	$ 3,986,929